                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            AFC CABLE SYSTEMS, INC.

                          50 Kennedy Plaza, Suite 1250
                         Providence, Rhode Island 02903
                                  -----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 6, 1997
                                  -----------

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of AFC Cable Systems, Inc. (the "Company") will be held at the Biltmore Grand Heritage Hotel, Kennedy Plaza, Providence, Rhode Island at 10:00 a.m. on Tuesday, May 6, 1997 for the following purposes:

        1.  To elect two Class I directors.

        2.  To approve the adoption of the Company's 1997 Equity Incentive Plan.

        3. To transact any other business that may properly come before the Meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 4, 1997 are entitled to notice of and to vote at the Meeting.

    If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Raymond H. Keller
                                         Secretary

April 14, 1997

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 6, 1997
                                  -----------
                                PROXY STATEMENT
                                  -----------

    The enclosed form of proxy is solicited on behalf of the Board of Directors of AFC Cable Systems, Inc. ("AFC" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Biltmore Grand Heritage Hotel, Kennedy Plaza, Providence, Rhode Island 02903 at 10:00 a.m. on Tuesday, May 6, 1997 or at any adjournment thereof. The enclosed form of proxy and this Proxy Statement have been mailed to stockholders on or about April 14, 1997 and constitutes notice of the Meeting pursuant to Section 222 of the Delaware General Corporation Law. A proxy may be revoked by a stockholder at any time before it is voted (i) by returning to the Company another properly signed proxy bearing a later date, (ii) by otherwise delivering a written revocation to the Secretary of the Company or (iii) by attending the Meeting or any adjourned session thereof and voting the shares covered by the proxy in person. Shares represented by the enclosed form of proxy properly executed and returned, and not revoked, will be voted at the Meeting.

    The expense of soliciting proxies will be borne by the Company. Officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) may solicit proxies. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its directors, officers and regular employees to solicit proxies personally and by mail, telephone or telegram from brokerage houses and other shareholders. The Company will also reimburse brokers, banks and other custodians, nominees and fiduciaries and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

    In the absence of contrary instructions, the persons named as proxies will vote in accordance with the intentions stated below. The holders of record of shares of the common stock, $.01 par value (the "Common Stock"), of the Company at the close of business on April 4, 1997 are entitled to receive notice of and to vote at the Meeting. As of that date, the Company had issued and outstanding 7,458,025 shares of Common Stock. Holders of shares of Common Stock are entitled to one vote for each share.

    Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company to act as election inspectors for the Meeting. The two nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. Approval of the 1997 Equity Incentive Plan will require the affirmative vote of a majority of the total votes of the outstanding shares of Common Stock represented at and entitled to vote at the Meeting. The election inspector will count shares represented by proxies that withhold authority to vote for the nominees for election as directors or for the 1997 Equity Incentive Plan or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

    The Annual Report to Stockholders for AFC's fiscal year ended December 31, 1996 accompanies this Proxy Statement. This Proxy Statement and the enclosed proxy are being mailed to Stockholders on the same date as the date of the Notice of Annual Meeting. The principal executive offices of AFC are located at 50 Kennedy Plaza, Suite 1250, Providence, Rhode Island 02903.

                                   Item No. 1

                             ELECTION OF DIRECTORS

    The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked in favor of the election as directors of the two nominees named below, each of whom are now directors of the Company, unless authority to vote for the election of one or both of such nominees is withheld by marking the proxy to that effect.

    Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into three classes, as nearly equal in number as possible, so that each director will serve for three years, with one class of directors being elected each year. Pursuant to the Restated Certificate of Incorporation and By-Laws, the nominees include only the two directors designated as Class I Directors, whose terms expire at the Meeting. The enclosed proxy cannot be voted for a greater number of persons than two.

    If Proposal I is approved, Raymond H. Keller and Malcolm M. Donahue will be elected as directors for a term of three years, expiring at the Annual Meeting to be held in the year 2000, and until their respective successors are elected and shall qualify to serve.

     It is expected that each of the nominees will be able to serve, but if any nominee is unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee or nominees or to fix the number of directors at a lesser number.

     NOMINEES


     NAME, AGE (AS OF MARCH 31, 1997),                                  DIRECTOR
     BUSINESS EXPERIENCE AND CURRENT DIRECTORSHIPS                       SINCE
     ---------------------------------------------                      --------
     MALCOLM M. DONAHUE, 75, has been a Director of the Company since     1996
     March 1996. Mr. Donahue has been a Professor of Law at Suffolk
     University Law School since 1956. From 1973 to 1991 Mr. Donahue was the Associate Dean of Suffolk University Law School.

     RAYMOND H. KELLER, 59, has been Vice President and Chief Financial   1989
     Officer of the Company since December 1989, and a Director of the
     Company since October 1993. From January 1989 he served as the
     Vice President and Chief Financial Officer of the American Flexible
     Conduit Division of Nortek. Prior to that time, Mr. Keller held several positions with Microdot, Inc., a multi-industry components manufacturer. Most recently, Mr. Keller served as Vice President and Chief Financial Officer of the operating companies of Microdot,
     Inc. Mr. Keller had been employed by Microdot, Inc. since 1972.

     CURRENT DIRECTORS

     NAME, AGE (AS OF MARCH 31, 1997)                    DIRECTOR         TERM
     BUSINESS EXPERIENCE AND CURRENT DIRECTORSHIPS        SINCE          EXPIRES
     ---------------------------------------------       --------        -------
     RALPH R. PAPITTO, 70, has been Chairman of the        1989           1999
     Board and a Director of the Company since
     December 1989 and was appointed Chief Executive
     Officer in December 1995. Prior to December
     1989, Mr. Papitto was the Chairman of the Board,
     Chief Executive Officer and a director of Nortek,
     Inc. ("Nortek"), an industrial conglomerate. Mr.
     Papitto founded Nortek in 1967. In 1956, Mr.
     Papitto founded Glass-Tite Industries, Inc., a
     manufacturer of electronic semiconductor
     components. Mr. Papitto is a Director of Lynch
     Corporation, a communications and multi-media
     services company and is also Chairman of the
     Board of Trustees of Roger Williams University.

     ANTHONY J. SANTORO, 54, has been a Director of        1993           1998
     the Company since October 1993. Mr. Santoro has
     been President of Roger Williams University and
     Roger Williams University School of Law since
     August 1993 and served as Dean of Roger Williams
     University School of Law from July 1992 to
     August 1993. Prior to that time, Mr. Santoro
     served as Dean and Professor of Law at Widener
     University School of Law from 1983 to 1992,
     Professor of law at the University of Bridgeport
     School of Law from 1976 to 1983 and Dean of the
     University of Bridgeport School of Law from 1976
     to 1980.

     ROBERT R. WHEELER, 52, has been President and Chief   1996           1998
     Operating Officer of the Company since December
     1995, and a Director of the Company since March 1996.
     Mr. Wheeler was Executive Vice President and Chief
     Operating Officer of the Company from October 1995
     to December 1995. From 1992 to 1995, Mr. Wheeler
     served as President and Chief Executive Officer of The
     North American Industrial Company of BICC Cable, Inc.

BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors held eight meetings during the fiscal year ended December 31, 1996. Each current director attended at least 75% of the Board meetings and the meetings held by committees on which he served during fiscal 1996. The Board of Directors currently has two standing committees, the Audit Committee and the Compensation Committee. The Company does not have a standing Nominating Committee.

    The Audit Committee, composed of Messrs. Santoro and Donahue, held one meeting during the fiscal year ended December 31, 1996. The Audit Committee recommends to the Board of Directors the independent auditors of the Company, reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the company, the annual financial statements of the Company and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention.

    The Compensation Committee, composed of Messrs. Santoro and Donahue, held four meetings during the fiscal year ended December 31, 1996. The Compensation Committee reviews and establishes the Company's compensation practices and policies and administers the equity incentive and stock option plans of the Company.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table and notes thereto set forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 31, 1997 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the chief executive officer and all other executive officers of the Company whose total compensation exceeded $100,000 in fiscal 1996 (the "Named Executive Officers") and each director of the Company, and (iii) all Named Executive Officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned:


                                                                                          Common Stock
                                                                                       Beneficially Owned
                                                                          ------------------------------------------
                                                                                                  PERCENTAGE OF
                                 NAMES                                    NUMBER OF SHARES    OUTSTANDING SHARES(1)
------------------------------------------------------------------------  -----------------  -----------------------
Ralph R. Papitto*+(2)                                                          2,330,000                 31.2%
Raymond H. Keller*+(3)                                                            33,102                   **
Robert R. Wheeler*+(4)                                                            28,732                   **
Anthony J. Santoro+(5)                                                             2,000                   **
Malcolm M. Donahue+(6)                                                             2,000                   **
All Directors and Executive Officers as a group (5 persons)                    2,395,834                 32.1%
Harry M. Crump(7)                                                                750,237                 10.1%
 155 Woodbridge Drive
 East Greenwich, RI 02818
Andrea M. Crump(8)                                                               750,237                 10.1%
 155 Woodbridge Drive
 East Greenwich, RI 02818
FMR Corp.                                                                        705,300                  9.5%
 82 Devonshire Street
 Boston, MA 02109
State Street Bank and Trust Company                                              455,000                  6.1%
 225 Franklin Street
 Boston, MA 02110
Wellington Management Company, LLP                                               492,000                  6.6%
 75 State Street
 Boston, MA 02129

 *  Named Executive Officer
 +  Director of the Company
**  Less than 1 percent

(1) Percentage of ownership is based on 7,458,025 shares of Common Stock outstanding as of March 31, 1997.

(2) Mr. Papitto's address is c/o AFC Cable Systems, Inc., 50 Kennedy Plaza, Suite 1250, Providence, RI 02903. Includes 20,000 shares owned by a private foundation of which Mr. Papitto is President and 74,444 shares owned by a partnership of which Mr. Papitto is a general partner.

(3) Includes 25,000 shares subject to exercisable stock options, 1,000 shares of restricted stock on which forfeiture provisions lapse on December 21, 1997, 5,372 shares of restricted stock on which forfeiture provisions lapse with respect to 2,686 shares per year commencing on March 11, 1998 and 385 shares held pursuant to the Company's 401(k) plan.

(4) Includes 12,500 shares subject to exercisable stock options, 15,880 shares of restricted stock on which forfeiture provisions lapse with respect to 7,940 shares per year commencing March 11, 1998 and 352 shares held pursuant to the Company's 401(k) plan.

(5) Includes 1,000 shares subject to exercisable stock options.

(6) Includes 2,000 shares subject to exercisable stock options.

(7) Includes those shares owned by Andrea M. Crump, the wife of Harry M. Crump.

(8) Includes those shares owned by Harry M. Crump, the husband of Andrea M.
    Crump.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee, which is responsible for making recommendations to the Board of Directors on compensation relating to officers of the Company and administering the Company's equity incentive and stock option plans, makes the following report on executive compensation for fiscal 1996.

    The Company's executive compensation program is designed to reward and retain executives who are capable of leading the Company in achieving its strategic and financial objectives.

    The Company relies on three compensation components to motivate executive performance: annual salary, incentive bonuses (in cash and/or Common Stock) and stock-based incentive compensation. Each of the Named Executive Officers has an annual base salary, established by an employment agreement or otherwise, at a level the Company believes is comparable to companies in its industry and in the mid-range for growth companies traded on the Nasdaq National Market. In addition to base salary, each executive officer receives an incentive bonus at the end of each fiscal year based upon corporate performance and that officer's individual performance. Corporate performance is measured by the Company's strategic and financial performance in that fiscal year, with particular emphasis on pre-tax earnings. Individual performance is measured by the officer's contribution to achieving targeted performance criteria. Mr. Papitto received a base salary of $252,000 during fiscal 1996 and was also awarded a bonus of $100,000. Mr. Papitto's salary and bonus increased over that earned in 1995 by $60,000 and $25,000, respectively.

    The Compensation Committee believes that short-term fluctuations in stock price do not necessarily reflect the underlying strength or future prospects of the Company and therefore, does not emphasize year-to-year changes in stock price in its evaluation of corporate performance. The Compensation Committee believes that long-term stock price appreciation more accurately reflects the Company's achievement of its strategic goals and objectives. Accordingly, the Company seeks to create long-term performance incentives for its key employees by aligning their economic interests with the interests of the Company's long-term shareholders through the Company's stock-based incentive compensation program. Stock options are granted to key employees generally at a price equal to the fair market value on the date of grant, and awards are based on the performance of such employees and anticipated contributions by such employees in helping the Company achieve its strategic goals and objectives. Stock option grants are also made by reference to the number of stock options an employee already holds and actual shareholdings. In fiscal 1996, stock options were granted to key employees, including one Named Executive Officer, upon recommendation of management and approval of the Compensation Committee. Details on stock option and restricted stock grants are included in the tables following this report.

    With respect to the above matters, the Compensation Committee submits this report.

    COMPENSATION COMMITTEE

    Anthony J. Santoro
    Malcolm M. Donahue

    The following tables set forth information with respect to the compensation of the Named Executive Officers earned during fiscal 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                            ANNUAL COMPENSATION                       COMPENSATION
                                   ----------------------------------------    -------------------------
  NAME AND                                                                      RESTRICTED
 PRINCIPAL                                                OTHER ANNUAL            STOCK                        ALL OTHER
  POSITION                YEAR     SALARY($)  BONUS($)   COMPENSATION($)(1)    AWARD($)(2)   OPTIONS(#)   COMPENSATION($)(3)
------------            ---------  ---------  ---------  -------------------   -------------  -----------  -------------------
Ralph R. Papitto            1996    252,501    100,000                                                           10,914
 Chairman of the            1995    189,996     75,000                                                           10,200
 Board and Chief            1994    189,996    100,000                                                            4,050
 Executive Officer

Robert R. Wheeler           1996    190,769     81,680           9,131           377,150        40,000           11,251
 President and Chief        1995     30,769     20,000                                          30,000            1,821
 Operating Officer

Raymond H. Keller           1996    131,000     64,479                           127,585                         11,223
 Vice President and         1995    131,000     39,415                                                           11,310
 Chief Financial            1994    130,300     68,627                            44,970        25,000            9,488
 Officer

------------------------

(1) The amount reported for Mr. Wheeler in 1996 represents a relocation expense paid on his behalf.

(2) The restricted stock award for Mr. Keller in 1994 represents a grant of restricted stock at $.01 per share under the Company's 1993 Equity Incentive Plan. The restricted stock awards for Messrs. Wheeler and Keller in 1996 represent grants of restricted stock, at no cost, under the Company's 1993 Equity Incentive Plan pursuant to the Company's 1996 Bonus Plan. The dollar value of the restricted stock is based on the closing market price of the Company's Common Stock on the date of grant. During 1994, the Company granted an aggregate of 3,000 shares of restricted stock to Mr. Keller. The value of this grant as of December 31, 1996 was $71,625. Restrictions on Mr. Keller's 1994 restricted stock grant lapse over three years commencing December 21, 1995. During 1996, the Company granted an aggregate of 15,880 and 5,372 shares of restricted stock to Messrs. Wheeler and Keller, respectively, in payment of 1996 incentive bonuses. The values of such grants as of December 31, 1996 were $379,135 and $128,257, respectively. Restrictions on this restricted stock lapse equally over two years commencing March 11, 1998. Shares of restricted stock are entitled to the same dividends as those paid, if any, to holders of unrestricted shares.

(3) Includes insurance premiums paid by the Company on behalf of the named executive and, for Messrs. Wheeler and Keller, employer contributions under the Company's Nonunion Salaried and Hourly Employees 401(k) Savings Plan.

(4) Mr. Papitto was named Chief Executive Officer of the Company in December
    1995.

(5) Mr. Wheeler began employment with the Company in October 1995 and was named President and Chief Operating Officer of the Company in December 1995.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------

                                                                                                       POTENTIAL REALIZABLE
                                                                                                               VALUE
                                                                                                         AT ASSUMED ANNUAL
                                                                                                                RATES
                                                              % OF TOTAL                                   OF STOCK PRICE
                                                                OPTIONS                                     APPRECIATION
                                                              GRANTED TO                               FOR OPTION TERM($)(2)
                                                 OPTIONS     EMPLOYEES IN     EXERCISE    EXPIRATION   ----------------------
                    NAME                       GRANTED(#)   FISCAL YEAR(1)   PRICE($/SH)     DATE          5%         10%
---------------------------------------------  -----------  ---------------  -----------  -----------  ----------  ----------
Robert R. Wheeler............................    20,000(3)          28.6%     $   12.50       3/6/06   $  157,225  $  398,425
Robert R. Wheeler............................    20,000(4)          28.6%     $   15.75       8/1/06   $  198,104  $  502,016

------------------------

(1) During fiscal 1996, the Company granted to its employees options covering 70,000 shares of Common Stock.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individual.

(3) The option is exercisable in annual increments of 5,000 shares each commencing March 6, 1997.

(4) The option is exercisable in annual increments of 4,000 shares each commencing August 1, 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                          VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FY-END(#)             FY-END($)(1)
                                                             ----------------------     --------------------------
                             SHARES ACQUIRED     VALUE
 NAME                         ON EXERCISE(#)   REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------           ----------------  -----------  -----------  -------------  -----------  -------------
Raymond H. Keller ........        ----             ----          15,000         10,000      208,125        138,750
                                  ----             ----          10,000         15,000       88,750        133,125
Robert R. Wheeler ........        ----             ----           7,500         22,500       89,063        267,188
                                  ----             ----               0         20,000            0        227,500
                                  ----             ----               0         20,000            0        162,500

------------------------

(1) The closing bid price for the Company's Common Stock on the Nasdaq National Market on December 31, 1996, the last trading day of the fiscal year, was $23.875 per share.

PENSION PLAN

    The Company has in effect a Supplemental Executive Retirement Plan ("SERP") for certain key executives. The SERP is designed to supplement the Company's Nonunion Salaried and Hourly Employees 401(k) Savings Plan and primary Social Security benefits. Under the SERP, participating key executives who retire at or after the age of 55 and have participated in the SERP for at least 10 years are provided monthly benefits payable over a period of 180 months after retirement. The benefits are based on discretionary annual contributions made by the Company. Such contributions represent a percent of the participants' annual compensation, which percent is determined annually by the Company. Of the Named Executive Officers of the Company, Messrs. Wheeler and Keller each participate in the SERP and their respective estimated annual benefits payable upon normal retirement are approximately $183,799 and $73,169, respectively.

COMPENSATION OF DIRECTORS

    Directors who are not executive officers of the Company receive annual compensation of $9,600, payable monthly, plus $500 for each board or committee meeting attended in person and $250 for each telephonic board meeting. Additionally, pursuant to the Company's 1993 Directors' Stock Option Plan (the "Plan") each non-employee director of the Company is awarded a stock option covering 10,000 shares of Common Stock on the date of his or her first election as a director. The exercise price of all options granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of the grant. Options expire 10 years after the date of grant and become exercisable in equal installments over a five year period starting with the first anniversary of grant. Pursuant to the Plan, Mr. Donahue received on March 29, 1996, an option to purchase 10,000 shares of Common Stock at the then current market price of $13.25 per share.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return on the Nasdaq National Market--US Index and the Standard & Poors ("S&P") Electrical Equipment Index from December 16, 1993, the date the Company's Common Stock began to trade publicly, through December 31, 1996, the last trading day of fiscal 1996. The cumulative total shareholder return is based on $100 invested in Common Stock of the Company and in the respective indices on December 16, 1993 (including reinvestment of dividends).



                                           12/16/93     12/31/93     12/31/94     12/31/95     12/31/96
                                           --------     --------     --------     --------     --------
AFC CABLE SYSTEMS, INC.                       100          94           145          138          239
NASDAQ STOCK MARKET - US INDEX                100         103           101          142          175
S&P ELECTRICAL EQUIPMENT INDEX                100         102           100          136          182



    The stock prices on the Performance Graph are not necessarily indicative of future stock price performance. Each of the Report of the Compensation Committee of the Board of Directors and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Such persons are required by regulations of the Securities Exchange Act of 1934 to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such forms furnished to the Company with respect to fiscal 1996, or written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with, except that Harry M. Crump, a ten percent beneficial owner, filed three late Forms 4 in connection with five transactions during fiscal 1996.

                                    Item No. 2

                     APPROVAL OF 1997 EQUITY INCENTIVE PLAN

    On March 4, 1997, the Board of Directors approved, subject to stockholder approval, the 1997 Equity Incentive Plan (the "Plan"), and the issuance of 400,000 shares of Common Stock pursuant to awards thereunder.

    The purpose of the Plan is to advance the interests of the Company and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries, and to reward participants for such contributions, through ownership of shares of Common Stock (the "Stock") of the Company and cash incentives. The Plan is intended to accomplish these goals by enabling the Company to grant awards in the form of options, stock appreciation rights, restricted stock, unrestricted stock or deferred stock, or performance awards, or combinations thereof, all as more fully described below.

GENERAL

    The Plan will be administered by a committee of the Board of Directors designated for such purposes, consisting of at least two directors (the "Committee"). During such times as the Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), all members of the Committee will be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Plan, the Committee may grant stock options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock, and performance awards (in cash or stock), or combinations thereof, and may waive the terms and conditions of any award. A total of 400,000 shares of Stock are reserved for issuance under the Plan. Employees of the Company and its subsidiaries and other persons or entities who are in a position to make a significant contribution to the success of the Company are eligible to receive awards under the Plan.

    Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1,000,000 paid to each of the chief executive officer and the other four most highly compensated officers, unless, among other things, the compensation is performance-based. For compensation attributable to stock options and stock appreciation rights to qualify as performance-based, the plan under which they are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period and must be approved by the Company's stockholders. To comply with these requirements, the Plan provides that the maximum number of shares as to which awards may be granted to any participant in any one calendar year is 150,000, and the Plan is being submitted for stockholder approval.

    STOCK OPTIONS. The exercise price of an incentive stock option ("ISO") granted under the Plan or an option intended to qualify as performance-based compensation under Section 162(m) of the Code shall not be less than 100% of the fair market value of the Stock at the time of grant. The exercise price of a non-ISO granted under the Plan is determined by the Committee. Options granted under the Plan will expire and terminate 10 years from the date of grant. The exercise price may be paid in cash or by check, bank draft or money order payable to the order of the Company. Subject to certain additional limitations, the Committee may also permit the exercise price to be paid by tendering shares of Stock, by delivery to the Company an undertaking by a broker to deliver promptly sufficient funds to pay the exercise price, or a combination of the foregoing.

    STOCK APPRECIATION RIGHTS (SARs). Stock appreciation rights ("SARs") may be granted either alone or in tandem with stock option grants. Each SAR entitles the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) determined in whole or in part by reference to appreciation in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Committee. If an SAR is granted in tandem with an option, the SAR will be exercisable only to the extent the option is exercisable. To the extent the option is exercised, the accompanying SAR will cease to be exercisable, and vice versa.

    STOCK AWARDS; DEFERRED STOCK. The Plan provides for awards of nontransferable shares of restricted Stock subject to forfeiture ("Restricted Stock"), as well as unrestricted shares of Stock. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period and the satisfaction of any other conditions or restrictions established by the Committee. Except as the Committee may otherwise determine, if a participant dies or ceases to be an employee or ceases to continue the consulting or other similar relationship engaged in by such participant with the Company for any reason during the restricted period, the Company may purchase the shares of Restricted Stock subject to certain restrictions and conditions. Other awards under the Plan may also be settled with Restricted Stock. The Plan also provides for deferred grants entitling the recipient to receive shares of Stock in the future at such times and on such conditions as the Committee may specify.

    PERFORMANCE AWARDS. The Plan provides for performance awards entitling the recipient to receive cash or Stock following the attainment of performance goals determined by the Committee. Performance conditions and provisions for deferred stock may also be attached to other awards under the Plan. In the case of any performance award intended to qualify for the performance-based remuneration exception described in Section 162(m) of the Code (an "Exempt Award"), the Committee will in writing pre-establish specific performance goals that are based upon any one or more operational, result or event-specific goals. The maximum Exempt Award payable to an individual in respect of any performance goal for any year cannot exceed $2,500,000. Payment of performance awards based upon a performance goal for calendar years 2003 and thereafter is conditioned upon re-approval by the stockholders of the Company no later than the first meeting of stockholders in 2002.

    TERMINATION. Except as otherwise provided by the Committee, if a participant dies, options and SARs exercisable immediately prior to death may be exercised by the participant's executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Options and SARs not exercisable at a participant's death terminate. Outstanding awards of Restricted Stock must be transferred to the Company upon a participant's death, and deferred stock grants, performance awards and supplemental awards to which a participant is not irrevocably entitled will be terminated unless otherwise provided. In the case of termination for reasons other than death, options and SARs remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less), shares of Restricted Stock must be sold to the Company, and other awards terminate, except as otherwise provided.

    In the case of certain mergers, consolidations or other transactions in which the Company is acquired or is liquidated, all outstanding awards will terminate. The Committee may, however, in its discretion cause unvested awards to vest or become exercisable, remove performance or other conditions on the exercise of or vested right to an award, or in certain circumstances provide for replacement awards.

    AMENDMENT. The Committee may amend the Plan or any outstanding award at any time, provided that no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

NEW PLAN BENEFIT

    The future benefits or amounts that would be received under the Plan by the executive officers, the non-executive officer directors and the non-executive officer employees are discretionary and are therefore not determinable at this time.

FEDERAL TAX EFFECTS

    The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.

    INCENTIVE STOCK OPTIONS. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

    NONSTATUTORY (NON-ISO) OPTIONS. In general, in the case of a non-ISO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess

(at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to the Company. Upon a subsequent sale or exchange of the shares, appreciation or depreciation after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

    In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a non-ISO. ISOs are also treated as non-ISOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

    Under the so-called "golden parachute" provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

                                 AUDIT MATTERS

    Ernst & Young LLP has been selected to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and to report the results of their examination.

    A representative of Ernst & Young LLP is expected to be present at the Meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 1998 must be received by the Company no later than December 1, 1997.

                                 OTHER BUSINESS

    The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                                   FORM 10-K

    A COPY OF AFC'S ANNUAL REPORT ON FORM 10-K FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE BY WRITING TO:
AFC CABLE SYSTEMS, INC., ATTN: VIRGINIA JOHNSON, ASSISTANT SECRETARY, 50 KENNEDY PLAZA, SUITE 1250, PROVIDENCE, RHODE ISLAND 02903.

                          AFC CABLE SYSTEMS, INC.
                        1997 EQUITY INCENTIVE PLAN


1.  PURPOSE

    The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of AFC Cable Systems, Inc. (the "Company") and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock, $.01 par value ("Stock"), and cash incentives.

    The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards or Performance Awards, or combinations thereof, all as more fully described below.

2.  ADMINISTRATION

    Unless otherwise determined by the Board of Directors of the Company (the "Board"), the Plan will be administered by a Committee of the Board designated for such purpose (the "Committee"). The Committee shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. During such times as the Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), all members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code").

    The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a holder of an Award with any obligations to be performed by such holder under an Award and waive any terms or conditions of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms and conditions as the Committee shall specify), except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 7.3 or Section 8.6.

3.  EFFECTIVE DATE AND TERM OF PLAN

    The Plan will become effective on the date on which it is approved by the stockholders of the Company. Awards may be made prior to such stockholder approval if made subject thereto. No Award may be granted under the Plan after [May __, 2007], but Awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

    Subject to adjustment as provided in Section 8.6, the aggregate number of shares of Stock that may be delivered under the Plan will be 400,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

    Subject to Section 8.6(a), the maximum number of shares of Stock as to which Options or Stock Appreciation Rights may be granted to any Participant in any one calendar year is 150,000, which limitation shall be construed and applied consistently with the rules under Section 162(m) of the Code.

    Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.  ELIGIBILITY AND PARTICIPATION

    Each key employee of the Company or any of its subsidiaries (an "Employee") and each other person or entity (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, is in a position to make a significant contribution to the success of the Company or its subsidiaries will be eligible to receive Awards under the Plan (each such Employee, person or entity receiving an Award, "a Participant"). A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.  TYPES OF AWARDS

    6.1.  OPTIONS

    (1) NATURE OF OPTIONS. An Option is an Award giving the recipient the right on exercise thereof to purchase Stock.

    Both "incentive stock options," as defined in Section 422(b) of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not ISOs, may be granted under the Plan. ISOs shall be awarded only to Employees. An Option awarded under the Plan shall be a non-ISO unless it is expressly designated as an ISO at time of grant.

    (2) EXERCISE PRICE. The exercise price of an Option will be determined by the Committee subject to the following:

         (1) The exercise price of an ISO or an Option intended to qualify as performance based compensation under Section 162(m) of the Code shall not be less than 100% of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted.

         (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

    (3) DURATION OF OPTIONS. The latest date on which an Option may be exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

    (4) EXERCISE OF OPTIONS. An Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

    (5) PAYMENT FOR STOCK. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the Committee at or after the grant of the Option or by the instrument evidencing the Option, (i) through the delivery of shares of Stock which have been held for at least six months (unless the Committee approves a shorter period) and which have a fair market value equal to the exercise price, (ii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iii) by any combination of the foregoing permissible forms of payment.

    (6) DISCRETIONARY PAYMENTS. If (i) the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2) exceeds the exercise price of the Option at the time of its exercise, and (ii) the person exercising the Option so requests the Committee in writing, the Committee may in its sole discretion cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

    6.2.  STOCK APPRECIATION RIGHTS.

    (1) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (or "SAR") is an Award entitling the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited) to appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Committee.

    (2) GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

         (1) RULES APPLICABLE TO TANDEM AWARDS. When Stock Appreciation Rights are granted in tandem with Options, (a) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (b) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (c) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (d) the Stock Appreciation Right will be transferable only with the related Option.

         (2) EXERCISE OF INDEPENDENT STOCK APPRECIATION RIGHTS. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

     Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

    6.3.  RESTRICTED AND UNRESTRICTED STOCK.

    (1) GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee may grant shares of Stock in such amounts and upon such terms and conditions as the Committee shall determine subject to the restrictions described below ("Restricted Stock").

    (2) RESTRICTED STOCK AGREEMENT. The Committee may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

    (3) TRANSFERABILITY AND OTHER RESTRICTIONS. Except as otherwise provided in this Section 6.3, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period or periods established by the Committee and the satisfaction of any other conditions or restrictions established by the Committee (such period during which a share of Restricted Stock is subject to such restrictions and conditions is referred to as the "Restricted Period"). Except as the Committee may otherwise determine under Section 7.1 or Section 7.2, if a Participant dies or suffers a Status Change (as defined at Section 7.2(a)) for any reason during the Restricted Period, the Company may purchase the shares of Restricted Stock subject to such restrictions and conditions for the amount of cash paid by the Participant for such shares; provided, that if no cash was paid by the Participant such shares of Restricted Stock shall be automatically forfeited to the Company.

    During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company's possession the certificate or certificates representing such shares.

    (4) REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section 6.3, a share of Restricted Stock covered by a Restricted Stock grant shall become freely transferable by the Participant upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Committee, in its sole discretion, shall have the right at any time immediately to waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Participant.

    (5) VOTING RIGHTS, DIVIDENDS AND OTHER DISTRIBUTIONS. During the Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Committee shall otherwise determine, any other cash dividends and other distributions paid to Participants with respect to shares of Restricted Stock, including any dividends and distributions paid in shares, shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

    (6) OTHER AWARDS SETTLED WITH RESTRICTED STOCK. The Committee may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

    (7) UNRESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee may grant shares of Stock free of restrictions under the Plan in such amounts and upon such terms and conditions as the Committee shall determine.

    (8) NOTICE OF SECTION 83(b) ELECTION. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

    6.4.  DEFERRED STOCK.

    A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6.4 is granted, the Committee may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

    6.5.  PERFORMANCE AWARDS; PERFORMANCE GOALS.

    (1) NATURE OF PERFORMANCE AWARDS. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) following the attainment of Performance Goals (as hereinafter defined). Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance established by the Committee. The Committee will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

    (2) OTHER AWARDS SUBJECT TO PERFORMANCE CONDITION. The Committee may, at the time any Award described in this Section 6.5 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award. Any such Award made subject to the achievement of Performance Goals (other than an Option or SAR) shall be treated as a Performance Award for purposes of Section 6.5(c) below.

    (3) LIMITATIONS AND SPECIAL RULES. In the case of any Performance Award intended to qualify for the performance-based remuneration exception described in Section 162(m)(4)(C) of the Code and the regulations thereunder (an "Exempt Award"), the Committee shall in writing preestablish specific Performance Goals. A Performance Goal must be established prior to passage of 25% of the period of time over which attainment of such goal is to be measured. "Performance Goal" means criteria based upon any one or more of the following (on a consolidated, divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a Change of Control; or any combination of the foregoing.

A Performance Goal and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. The maximum Exempt Award payable to any Participant in respect of any such Performance Goal for any year shall not
exceed $2,500,000.   Payment of Exempt Awards based upon a Performance Goal for calendar years 2003 and thereafter is conditioned upon reapproval by Employer's shareholders no later than Employer's first meeting of shareholders in 2002.

7.  EVENTS AFFECTING OUTSTANDING AWARDS

    7.1.  DEATH.

    If a Participant dies, the following will apply:

    (1) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

    (2) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3(c).

    (3) Any payment or benefit under a Deferred Stock Award or Performance Award to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, except as otherwise determined the Committee.

    7.2.  TERMINATION OF SERVICE (OTHER THAN BY DEATH).

    If a Participant who is an Employee ceases to be an Employee for any reason other than death or retirement with consent of the Company after attainment of age 65, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply:

    (1) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the

Committee may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change (unless otherwise determined by the Committee) or unless the Status Change results from a discharge for cause which in the opinion of the Committee casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

    (2) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3(c) above.

    (3) Any payment or benefit under a Deferred Stock Award or Performance Award to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Committee.

    7.3.  CERTAIN CORPORATE TRANSACTIONS.

    Except as otherwise provided by the Committee at the time of grant, in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), the following rules shall apply:

    (1) Subject to paragraph (b) below, all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction, provided that the Committee may in its sole discretion (but subject to Section 7.4), on or prior to the effective date of the covered transaction,
(1) make any outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from any Restricted Stock, (3) cause the Company to make any payment and provide any benefit under any Deferred Stock Award or Performance Award and (4) remove any performance or other conditions or restrictions on any Award; or

    (2) With respect to an outstanding Award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the covered transaction or an affiliate of such an entity, the Committee may at or prior to the effective time of the covered transaction, in its sole discretion and in lieu of the action described in paragraph (a) above, arrange to have such surviving or acquiring entity or affiliate assume any Award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Committee, is substantially equivalent to any Award being replaced.

    7.4.  CHANGE OF CONTROL PROVISIONS.

    (1) IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

         (1) ACCELERATION OF OPTIONS AND SARs. Any Options and SARs outstanding as of the date such Change of Control is determined to have occurred and which are not then exercisable shall become exercisable to the full extent of the original grant, and all shares of Restricted Stock which are not otherwise vested shall vest. Holders of Performance Awards granted hereunder as to which the relevant performance period has not ended as of the date such Change of Control is determined to have occurred shall be entitled at the time of such Change of Control to receive a cash payment per Performance Award equal to the full value of the cash component of such Award (if any) plus the fair market value of Stock included in such Award.

         (2) RESTRICTION ON APPLICATION OF PLAN PROVISIONS APPLICABLE IN THE EVENT OF TERMINATION OF EMPLOYMENT. After a Change of Control, Options and SARs shall not be terminated as a result of a termination of employment other than by reason of death, disability (as determined by the Company) or retirement for seven months following such termination of employment or until expiration of the original terms of the Option or SAR, whichever period is shorter.

         (3) RESTRICTION ON AMENDMENT. In connection with or following a Change of Control, neither the Committee nor the Board may impose additional conditions upon exercise or otherwise amend or restrict an Option, SAR, share of Restricted Stock or Performance Award, or amend the terms of the Plan in any manner adverse to the holder thereof, without the written consent of such holder.

    Notwithstanding the foregoing, if any right granted pursuant to this
Section 7.4 would make a Change of Control transaction ineligible for pooling of interests accounting under applicable accounting principles that but for this
Section 7.4 would otherwise be eligible for such accounting treatment, the Committee shall have the authority to substitute stock for the cash which would otherwise be payable pursuant to this Section 7.4 having a fair market value equal to such cash.

    (b) DEFINITION OF CHANGE OF CONTROL. A "Change of Control" shall be deemed to have occurred if (i) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company, any employee benefit plan maintained by the Company or any of its subsidiaries or members of the Board on the date the Plan is approved by the stockholders of the Company), including a "group" as defined in Section 13(d)(3) of the 1934 Act becomes the beneficial owner of Stock representing more than twenty-five percent of the voting power of the Company (other than by consolidation or merger) or (ii) within any 24 consecutive month period, persons who were members of the Board immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board immediately prior to such 24-month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.

8.  GENERAL PROVISIONS

    8.1.  DOCUMENTATION OF AWARDS.

    Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

    8.2.  RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

    Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, only upon the issuance of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

    8.3.  CONDITIONS ON DELIVERY OF STOCK.

    The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange or The Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

    If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

    8.4.  TAX WITHHOLDING.

    The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

    In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock or removal of restrictions thereon. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement. The Committee may make such share withholding mandatory with respect to any Award at the time such Award is made to a Participant.

    If at the time an ISO is exercised the Committee determines that the Company could be liable for withholding requirements with respect to the exercise or with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to provide for withholding under the preceding paragraph of this Section 8.4, if the Committee determines that a withholding responsibility may arise in connection with tax exercise, (b) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (c) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

    8.5.  TRANSFERABILITY OF AWARDS.

    Unless otherwise permitted by the Committee, no Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution .

    8.6.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

    (1) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to holders of Stock other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under the first paragraph of Section 4 above and to the limits described in the second paragraph of Section 4 and in Section 6.5(c).

    (2) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of Stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan; provided, that adjustments pursuant to this sentence shall not be made to the extent it would cause any Award intended to be exempt under Section 162(m)(4)(c) of the Code to fail to be so exempt.

    (3) In the case of ISOs, the adjustments described in (a) and (b) will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an ISO) or Section 162(m) of the Code.

    8.7.  EMPLOYMENT RIGHTS, ETC.

    Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

    8.8.  DEFERRAL OF PAYMENTS.

    The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

    8.9.  PAST SERVICES AS CONSIDERATION.

    Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Committee may determine that such price has been satisfied by past services rendered by the Participant.

9.  EFFECT, AMENDMENT AND TERMINATION

    Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

    The Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

                       ANNUAL MEETING OF AFC CABLE SYSTEMS, INC.
                                        May 6, 1997

PROXY

     The undersigned hereby constitutes and appoints Ralph R. Papitto and Raymond H. Keller, or either of them individually, with power of substitution to each, proxies to vote and act at the Annual Meeting of Stockholders of AFC Cable Systems, Inc. to be held on May 6, 1997 at the Biltmore Grand Heritage Hotel, Kennedy Plaza, Providence, Rhode Island 02903, at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock, par value $.01 per share, that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in repect of said meeting are hereby revoked.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of the nominees for director, IN FAVOR of the 1997 Equity Incentive Plan and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournments thereof.
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                          /SEE REVERSE SIDE/

/X/Please mark
   votes as in
   this example.

   PLEASE DO NOT FOLD THIS PROXY.

 1. Election of Directors
     The undersigned hereby GRANTS authority to elect the following nominees: Raymond H. Keller and Malcolm M. Donahue

               FOR                 WITHHELD
              /   /                /   /

   /   /
       ------------------------------------------
          For all nominees except as noted above

                                           FOR     AGAINST    ABSTAIN
 2. Adoption of 1997 Equity Incentive     /   /    /   /       /   /
    Plan

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                           MARK HERE
                                           FOR ADDRESS     /   /
                                           CHANGED AND
                                           NOTE AT LEFT

    Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee, or guardian, please sign your full title as such. Each joint owner should sign.

Signature                               Date:
         ---------------------------    --------------------------

Signature                               Date:
         ---------------------------    --------------------------